UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 7, 2024

Perrigo Company plc

(Exact name of registrant as specified in its charter)

Commission File Number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

The Sharp Building, Hogan Place, Dublin 2, Ireland D02 TY74

+353 1 7094000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, €0.001 par value	PRGO	New York Stock Exchange
3.900% Notes due 2024	PROG24	New York Stock Exchange
4.375% Notes due 2026	PRGO26	New York Stock Exchange
4.650% Notes due 2030	PRGO30	New York Stock Exchange
5.300% Notes due 2043	PRGO43	New York Stock Exchange
4.900% Notes due 2044	PRGO44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2024, Svend Andersen and Perrigo Company plc (“Perrigo” or the “Company”) reached mutual agreement regarding his retirement, such that Mr. Andersen will no longer serve as Executive Vice President and President, Consumer Self-Care International of the Company and all relevant subsidiaries and affiliates, to be effective July 31, 2024 in accordance with the notice provisions of his employment agreement. After such date, Mr. Anderson will then continue in an advisory capacity until December 31, 2024.

Subject to a general release of claims and other applicable obligations, upon his separation from the Company, Mr. Anderson will be entitled to a lump sum severance payment equal to one year base salary and a prorated bonus under the Annual Incentive Plan, as well as continued vesting of his equity awards as described in the Company’s definitive proxy statement filed on March 22, 2024.

Item 8.01	Other Information.

On May 7, 2024, the Company announced the appointment of Roberto Khoury as Executive Vice President & President, Consumer Self-Care International, to be effective August 1, 2024. Mr. Khoury will join the Company on May 20, 2024 and work with Mr. Andersen through July 31, 2024 to help ensure a smooth transition. Prior to joining Perrigo, Mr. Khoury was Senior Vice President and General Manager of the global skin care portfolio for Kenvue (formerly a part of Johnson & Johnson).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)

PERRIGO COMPANY PLC

	By:	/s/ Eduardo Bezerra
Dated: May 7, 2024		Eduardo Bezerra
Chief Financial Officer